UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2005

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 6, 2005, Platinum Underwriters Holdings, Ltd. (the "Company") issued the attached press release entitled "Platinum Underwriters Holdings, Ltd. Announces Completion of Common Shares and Series A Mandatory Convertible Preferred Shares Offering."

On December 7, 2005, the Company issued the attached press release entitled "Platinum Underwriters Holdings, Ltd. Announces Expiration of Tender Offer for Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007."

Copies of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the press releases.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release dated December 6, 2005 entitled "Platinum Underwriters Holdings, Ltd. Announces Completion of Common Shares and Series A Mandatory Convertible Preferred Shares Offering." This report should not be deemed an admission as to the materiality of any information contained in the press release.

Exhibit 99.2 Press release dated December 7, 2005 entitled "Platinum Underwriters Holdings, Ltd. Announces Expiration of Tender Offer for Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007." This report should not be deemed an admission as to the materiality of any information contained in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

December 7, 2005	By:	/s/ Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 6, 2005 entitled "Platinum Underwriters Holdings, Ltd. Announces Completion of Common Shares and Series A Mandatory Convertible Preferred Shares Offering." This report should not be deemed an admission as to the materiality of any information contained in the press release.
99.2	Press release dated December 7, 2005 entitled "Platinum Underwriters Holdings, Ltd. Announces Expiration of Tender Offer for Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007." This report should not be deemed an admission as to the materiality of any information contained in the press release.